UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2009

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-33405	36-4485429
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois		60445
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 17, 2009, the Board of Directors of A.J. Smith Federal Savings Bank (the “Bank”), the wholly-owned subsidiary of AJS Bancorp, Inc. approved the adoption of an amended Employment Agreement (the “Contract”) between the Bank and Ms. Lyn G. Rupich, President and Chief Operating Officer.  The content of the Contract is substantially the same as the Contract dated October 21, 2008 between the Bank and Ms. Rupich, which was previously filed with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits.

The following Exhibit is attached as part of this report:

99	Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AJS BANCORP, INC.

DATE: November19, 2009	By:	/s/ Lyn G. Rupich
Lyn G. Rupich
President/Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

99	Employment Agreement dated November 17, 2009